UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2025

PENN Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

PENN Entertainment, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on June 17, 2025. There were present at the Annual Meeting, either in person or by proxy, holders of 117,166,555 shares of common stock. A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.	The following Class II Director nominees were elected to the Company’s Board of Directors (the “Board”) to serve until the 2028 Annual Meeting of Shareholders. The votes cast for each nominee were as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Johnny Harnett	108,409,603	699,900	8,057,052
Carlos Ruisanchez	108,370,058	739,455	8,057,052

The term of office of each of David Handler, Vimla Black-Gupta, Anuj Danda, Marla Kaplowitz, Jane Scaccetti and Jay Snowden continued following the Annual Meeting.

2.	The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the 2025 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
112,928,192	1,191,010	3,047,353	0

3.	The results of the advisory vote on executive compensation of the Company’s Named Executive Officers for the 2024 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
38,425,126	65,078,367	4,760,640	8,902,422

4.	The results of the vote to approve the second amendment to the Company’s 2022 Long-Term Incentive Compensation Plan were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
77,271,973	26,323,148	4,669,012	8,902,422

5.	The results of the advisory vote to approve the shareholder proposal regarding the commissioning of a report on the effects of a company-wide non-smoking policy were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
21,487,739	81,735,962	5,040,432	8,902,422

Item 7.01. Regulation FD Disclosure.

On June 17, 2025, the Company issued a press release announcing the preliminary voting results with respect to the election of directors from the Annual Meeting, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 17, 2025, issued by PENN Entertainment, Inc. (furnished under Item 7.01)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 23, 2025	PENN ENTERTAINMENT, INC.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy and Legal Officer and Secretary